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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21483

Veracity Funds

(Exact name of registrant as specified in charter)

18500 Lake Road, Suite 300 Rocky River, Ohio	44116
(Address of principal executive offices)	(Zip code)

Wade R. Bridge, Esq.

 Ultimus Fund Solutions, LCC     225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (502) 379-6980

Date of fiscal year end:         February 28, 2011

Date of reporting period:       February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Veracity Funds Veracity Small Cap Value Fund Annual Report February 28, 2011

Investment Advisor	Administrator
Integrity Asset Management, LLC	Ultimus Fund Solutions, LLC
401 West Main Street, Suite 2100	P.O. Box 46707
Louisville, Kentucky 40202	Cincinnati, Ohio 45246-0707
1-866-896-9292

Veracity Small Cap Value Fund

April 18, 2011

Dear Fellow Shareholders,

We are pleased to report that the Veracity Small Cap Value Fund (the “Fund”) achieved both a strong absolute and relative return for the recently ended fiscal year. The Veracity Small Cap Fund Class R returned 31.82%, versus the Russell 2000 Value Index (the Fund’s benchmark) return of 28.87% for the year ended February 28, 2011.  The Fund’s performance was broad based and our optimism on the markets has been rewarded over the last two years.

Specifically, for the fiscal year, the Fund’s performance was led by stock selection in Financials, Producer Durables, Autos & Transports, and Energy.  Consumer Discretionary and Utilities were the most sizable detractors due to stock selection.  Our weighting in Financials and Producer Durables added positively to performance, while cash was our biggest detractor.  Higher momentum, higher price/book and higher earnings growth were all favorable style attributes.

Stock picking within Banks, S&Ls and REITs, as well as avoiding some of the worse performing insurance stocks were the key drivers of the Fund’s outperformance in Financials.  Within Producer Durables, we owned a number of Aerospace stocks that outperformed as well, including Baldor Electric (BEZ) and ADC Telecom (ADCT) which were acquired at premiums.  Tenneco (TEN) was our best stock in Auto and Transports.  Kodiak Oil & Gas (KOG), Solutia (SOA) and Quaker Chemical (KWR) were also large contributors to performance.

Utilities were fairly minor detractors.  In Utilities, our Telecom holdings underperformed their peers. Larger detractors included Mueller Water Products (MWA), Comtech Telecommunications (CMTL) and Hornbeck Offshore Services (HOS).

As we look forward, we remain positive on both the market and the economy.  We believe the seeds of a self-sustaining economic recovery are being sown.  In particular, we are encouraged by increased capital expenditures from larger companies over the last three quarters.  Moreover, small business confidence, while not robust, is also beginning to improve.  We are also seeing signs of continued improvement in the employment picture, a lynch-pin in the economy’s future.

While the economy has seen more certainty of late, this has also been partly reflected in the stock market which has had a stellar six months of performance.  That said, we believe there is still further upside for the following reasons

1.	Valuations are still reasonable. The market is not as cheap as it used to be, but it is still cheap based on historical metrics.

2.	Risk appetites are increasing as evidenced by the strong demand for the recent Facebook deal with Goldman Sachs.

3.
There is a lot of money sitting in fixed income instruments earning very little, while the stock market has produced strong returns over the last 2 years.  Combined with increased risk appetites (#2), we expect to see this money start to migrate toward equities.

4.	We are beginning to see equity mutual fund flows turn positive, supporting our thesis of migration toward equities (#3).

Certainly, recent events cloud our outlook some.  The first is the crisis in the Middle East which has led to a sharp spike in energy costs.  The second is the terrible tragedy in Japan resulting from the earthquake and tsunami.  In addition to these two exogenous events, the market faces the end of QE2 (the “Quantitative Easing” of the U.S. money supply by the Federal Reserve) in June.

In looking at these three concerns, the least threat, in our opinion, is the Japanese disaster.  While the human toll is incalculable, we think the overall impact on global growth will be manageable and transitory.  As a large, developed country with a well-built infrastructure, Japan will be able to recover from this catastrophe.  From a global perspective, it may even increase growth in some sectors.  There will be an earnings impact for companies, but we believe that the market will look through any Japan-induced earnings blips.  Our bigger concern with Japan is the timing of those earnings blips in conjunction with the end of QE2, both of which are likely to hit at the same time.  Should the market correlate slower growth with QE2 instead of a temporary pause from Japan, it could weigh on stocks.

The more significant of these new uncertainties is the spike in energy costs arising from the unrest in the Middle East.  Our concern here derives from both the psychological as well as the financial impact of rising prices.  We have read some interesting research from Empirical Research Partners that makes us feel a little better about the situation.  Empirical points out that much of the consumer recovery has been centered in the top decile of income where energy prices make up a much smaller percentage of expenditures than for middle income individuals.  In the end, the financial impact could be muted.  However, the psychological risk to confidence is real and remains something that bears watching.

It has been encouraging that the market continues to rally in the face of these macro events.  We think that this points to the healing of confidence and confirms a sustainable economic recovery.  There has been a recent host of positive macro-economic data pointing to improving employment, increasing cap-ex low inflation and better equity fund flows. As a result, we remain optimistic on the economy.

We believe the market is turning its attention from bigger picture issues to individual company fundamentals.  As we said last quarter, we will continue to look for companies in the value universe which offer prospects for both top and bottom line growth.  We retain a positive bias toward the market although we are weary of the risks we spoke about above.  Overall, we expect this to be a good year for the market, but not with returns like we have witnessed over the last two years.

We thank you for the trust you have placed in us, and we will continue to diligently apply our philosophy of buying undervalued stocks with a catalyst in an effort to add alpha for the shareholders of the Fund.

Sincerely,

Daniel G. Bandi	Matthew G. Bevin
Chief Investment Officer	President – Veracity Funds
Vice President – Veracity Funds

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance data current to the most recent month-end, are available by calling 1-866-896-9292.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-896-9292 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Letter to Shareholders seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

VERACITY SMALL CAP VALUE FUND (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the Veracity Small Cap Value Fund (a)
 and the Russell 2000 Value Index

$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
3/04
8/04
2/05
8/05
2/06
8/06
2/07
8/07
2/08
8/08
2/09
8/09
2/10
8/10
2/11
$16,911
$15,007
Average Annual Total Returns (b)
(for periods ended February 28, 2011)
1 Year 5 Years Since Inception (c)
Class R 31.82% 4.69% 7.89%
Class I 32.13% 4.95% 7.00%
Past performance is not predictive of future performance.
Veracity Small Cap Value Fund - Class R
Russell 2000 Value Index

(a)	The line graph above represents performance of Class R shares only, which will vary from the performance of Class I shares to the extent the Classes do not have the same expenses or inception dates.

(b)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Initial public offering of Class R shares and Class I shares commenced on March 30, 2004 and July 7, 2005, respectively.

Veracity Small Cap Value Fund
Sector Diversification (% of Net Assets)
As of February 28, 2011(Unaudited)

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
10.7%
3.0%
7.0%
27.9%
8.0%
15.3%
11.9%
4.8%
0.6%
5.1%
5.4%
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Telecommunication Services
Utilities
Cash Equivalents

Top Ten Equity Holdings
As of February 28, 2011 (Unaudited)

Company	Primary Business	Sector Classification	% of Net Assets
Wintrust Financial Corp.	Commercial Banks	Financials	1.3%
DiamondRock Hospitality Co. - REIT	Real Estate Investment Trusts (REITs)	Financials	1.2%
Fairchild Semiconductor International, Inc.	Semiconductors & Semiconductor Equipment	Information Technology	1.2%
Health Management Associates, Inc. - Class A	Health Care Providers & Services	Health Care	1.2%
Magellan Health Services, Inc.	Health Care Providers & Services	Health Care	1.2%
Post Properties, Inc. - REIT	Real Estate Investment Trusts (REITs)	Financials	1.1%
Cooper Cos., Inc. (The)	Health Care Equipment & Supplies	Health Care	1.1%
Key Energy Services, Inc.	Energy Equipment & Services	Energy	1.1%
AAR CORP.	Aerospace & Defense	Industrials	1.1%
Complete Production Services, Inc.	Energy Equipment & Services	Energy	1.1%

Veracity Small Cap Value Fund
Schedule of Investments
February 28, 2011
COMMON STOCKS - 94.3%	Shares	Value
Consumer Discretionary - 10.7%
Bravo Brio Restaurant Group, Inc. (a)	23,477	$404,509
Callaway Golf Co.	123,054	952,438
CEC Entertainment, Inc. (a)	50,973	1,972,145
Children's Place Retail Stores, Inc. (The) (a)	32,810	1,499,417
Cooper Tire & Rubber Co.	55,383	1,299,285
Cracker Barrel Old Country Store, Inc.	27,633	1,377,229
Entercom Communications Corp. - Class A (a)	86,969	1,137,554
Gaylord Entertainment Co. (a)	52,326	1,885,306
Genesco, Inc. (a)	39,830	1,574,081
Isle of Capri Casinos, Inc. (a)	102,647	949,485
Jones Group, Inc. (The)	82,373	1,095,561
Meritage Homes Corp. (a)	32,265	832,760
OfficeMax, Inc. (a)	93,435	1,283,797
RC2 Corp. (a)	43,141	936,591
Ruby Tuesday, Inc. (a)	101,868	1,360,956
Ryland Group, Inc. (The)	76,302	1,324,603
Stage Stores, Inc.	115,665	2,017,198
Tenneco, Inc. (a)	45,435	1,811,948
		23,714,863
Consumer Staples - 3.0%
Casey's General Stores, Inc.	35,973	1,477,411
Hain Celestial Group, Inc. (The) (a)	40,052	1,194,351
Ruddick Corp.	60,313	2,213,487
TreeHouse Foods, Inc. (a)	32,152	1,677,370
		6,562,619
Energy - 7.0%
Berry Petroleum Co. - Class A	42,378	2,203,232
Complete Production Services, Inc. (a)	80,921	2,331,334
Helix Energy Solutions Group, Inc. (a)	90,449	1,392,915
Key Energy Services, Inc. (a)	160,001	2,480,015
Kodiak Oil & Gas Corp. (a)	228,038	1,726,248
Lufkin Industries, Inc.	19,337	1,511,187
Newpark Resources, Inc. (a)	153,385	1,070,627
Patriot Coal Corp. (a)	42,572	1,004,699
Petroleum Development Corp. (a)	23,661	1,110,411
Uranium Energy Corp. (a)	119,103	678,887
		15,509,555
Financials - 27.9%
AmTrust Financial Services, Inc.	64,420	1,238,797
Associated Estates Realty Corp. - REIT	110,639	1,797,884
BancorpSouth, Inc.	144,870	2,309,228
BioMed Realty Trust, Inc. - REIT	52,397	951,006
Cardinal Financial Corp.	76,917	856,086
Cedar Shopping Centers, Inc. - REIT	119,507	724,212
Colonial Properties Trust - REIT	55,580	1,095,482
Developers Diversified Realty Corp. - REIT	128,948	1,843,956
DiamondRock Hospitality Co. - REIT (a)	235,151	2,765,376

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Schedule of Investments (Continued)
COMMON STOCKS - 94.3% (Continued)	Shares	Value
Financials - 27.9% (Continued)
Education Realty Trust, Inc. - REIT	177,000	$1,460,250
First Financial Bancorp	112,103	1,897,904
FPIC Insurance Group, Inc. (a)	38,416	1,446,747
Fulton Financial Corp.	150,845	1,642,702
Hanover Insurance Group, Inc. (The)	43,878	2,039,011
Highwoods Properties, Inc. - REIT	50,083	1,699,316
Inland Real Estate Corp. - REIT	206,976	1,949,714
Lexington Realty Trust - REIT	190,383	1,802,927
MB Financial, Inc.	61,620	1,267,523
National Penn Bancshares, Inc.	277,259	2,201,436
National Retail Properties, Inc. - REIT	59,513	1,528,889
Pacific Continental Corp.	75,160	756,861
PacWest Bancorp	73,406	1,520,238
Post Properties, Inc. - REIT	64,896	2,530,944
Radian Group, Inc.	202,086	1,426,727
RLI Corp.	28,254	1,622,062
Seacoast Banking Corp. of Florida (a)	202,706	332,438
Sunstone Hotel Investors, Inc. - REIT (a)	179,509	1,927,927
Susquehanna Bancshares, Inc.	209,506	2,002,877
Synovus Financial Corp.	410,637	1,047,124
Trustmark Corp.	77,290	1,812,450
U-Store-It Trust - REIT	182,600	1,871,650
Waddell & Reed Financial, Inc. - Class A	51,172	2,066,325
Washington Real Estate Investment Trust - REIT	38,249	1,194,899
Western Alliance Bancorp (a)	201,170	1,631,489
Whitney Holding Corp.	159,905	2,267,453
Wintrust Financial Corp.	82,603	2,773,809
World Acceptance Corp. (a)	27,017	1,615,887
Zions Bancorp.	33,094	773,076
		61,692,682
Health Care - 8.0%
AMERIGROUP Corp. (a)	24,343	1,396,071
Cooper Cos., Inc. (The)	40,466	2,501,608
Health Management Associates, Inc. - Class A (a)	261,489	2,614,890
ICU Medical, Inc. (a)	27,700	1,163,123
Invacare Corp.	41,434	1,225,203
Kindred Healthcare, Inc. (a)	67,446	1,680,754
LifePoint Hospitals, Inc. (a)	53,164	2,072,333
Magellan Health Services, Inc. (a)	54,493	2,614,574
Medicis Pharmaceutical Corp. - Class A	35,999	1,155,208
WellCare Health Plans, Inc. (a)	35,000	1,314,250
		17,738,014
Industrials - 15.3%
A.O. Smith Corp.	25,789	1,041,876
AAR CORP. (a)	87,775	2,395,380
ABM Industries, Inc.	45,044	1,199,522
Actuant Corp. - Class A	70,917	2,006,951
ArvinMeritor, Inc. (a)	66,568	1,192,899
Atlas Air Worldwide Holdings, Inc. (a)	25,871	1,766,472

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Schedule of Investments (Continued)
COMMON STOCKS - 94.3% (Continued)	Shares	Value
Industrials - 15.3% (Continued)
BE Aerospace, Inc. (a)	57,838	$1,950,297
Ceradyne, Inc. (a)	48,144	1,840,545
Consolidated Graphics, Inc. (a)	33,404	1,821,854
Crane Co.	42,602	2,012,518
Dycom Industries, Inc. (a)	109,471	1,889,469
EMCOR Group, Inc. (a)	50,983	1,624,318
Genesee & Wyoming, Inc. - Class A (a)	25,798	1,343,818
Greenbrier Cos., Inc. (The) (a)	70,755	1,767,460
Hexcel Corp. (a)	60,387	1,120,179
Mueller Water Products, Inc. - Class A	228,093	926,058
Old Dominion Freight Line, Inc. (a)	51,810	1,594,712
Robbins & Myers, Inc.	48,880	2,083,754
Standex International Corp.	32,390	1,110,005
Tetra Tech, Inc. (a)	64,982	1,527,077
Wabash National Corp. (a)	154,872	1,613,766
		33,828,930
Information Technology - 11.9%
Aviat Networks, Inc. (a)	226,298	1,382,681
Avid Technology, Inc. (a)	44,184	974,699
Benchmark Electronics, Inc. (a)	58,311	1,099,745
Comtech Telecommuncations Corp.	24,665	667,188
Diodes, Inc. (a)	63,494	1,838,786
Fairchild Semiconductor International, Inc. (a)	155,932	2,745,963
Integrated Device Technology, Inc. (a)	253,611	1,965,485
JDA Software Group, Inc. (a)	76,939	2,269,701
Kulicke and Soffa Industries, Inc. (a)	58,147	557,630
Lawson Software, Inc. (a)	195,078	1,978,091
Mentor Graphics Corp. (a)	144,183	2,292,510
Parametric Technology Corp. (a)	89,473	2,120,510
Photronics, Inc. (a)	194,932	1,742,692
Plexus Corp. (a)	50,067	1,573,606
Sapient Corp. (a)	120,734	1,430,698
TTM Technologies, Inc. (a)	99,110	1,738,389
		26,378,374
Materials - 4.8%
Carpenter Technology Corp.	54,452	2,264,114
Innophos Holdings, Inc.	50,242	2,151,865
Noranda Aluminum Holding Corp. (a)	69,521	1,096,346
Quaker Chemical Corp.	34,401	1,332,351
RTI International Metals, Inc. (a)	38,953	1,110,160
Schnitzer Steel Industries, Inc. - Class A	25,565	1,641,273
Worthington Industries, Inc.	54,313	1,051,500
		10,647,609
Telecommunication Services - 0.6%
Cincinnati Bell, Inc. (a)	116,463	307,462
PAETEC Holding Corp. (a)	259,912	987,666
		1,295,128

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Schedule of Investments (Continued)
COMMON STOCKS - 94.3% (Continued)	Shares	Value
Utilities - 5.1%
Cleco Corp.	57,092	$1,846,926
El Paso Electric Co. (a)	64,822	1,821,498
IDACORP, Inc.	47,616	1,797,028
New Jersey Resources Corp.	40,723	1,703,443
PNM Resources, Inc.	141,473	1,883,006
UIL Holdings Corp.	33,276	1,022,904
Vectren Corp.	47,322	1,245,515
		11,320,320

Total Common Stocks (Cost $161,004,730)		$208,688,094

REPURCHASE AGREEMENTS (b) - 0.5%	Face Amount	Value
U.S. Bank N.A., 0.01%, dated 02/28/2011, due 03/01/2011, repurchase proceeds: $1,180,213 (Cost $1,180,213)	$1,180,213	$1,180,213

MONEY MARKET FUNDS - 4.9%	Shares	Value
First American Treasury Obligations Fund - Class Y, 0.00% (c) (Cost $10,838,833)	10,838,833	$10,838,833

Total Investments at Value - 99.7% (Cost $173,023,776)		$220,707,140

Other Assets in Excess of Liabilities - 0.3%		687,768

Net Assets - 100.0%		$221,394,908

REIT	- Real Estate Investment Trust.

(a)	Non-income producing security.
(b)	Repurchase agreement is fully collateralized by $1,133,869 FNCI Pool #555611, 4.50%, due 07/01/18. The aggregate fair value of the collateral at 02/28/2011 was $1,203,877.
(c)	Variable rate security. The rate shown is the 7-day effective yield as of February 28, 2011.

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Statement of Assets and Liabilities
February 28, 2011
ASSETS
Investments in securities:
At acquisition cost	$173,023,776
At value (Note 1)	$220,707,140
Receivable for investment securities sold	3,600,692
Receivable for capital shares sold	414,871
Dividends receivable	106,017
Other assets	25,672
TOTAL ASSETS	224,854,392

LIABILITIES
Payable for investment securities purchased	2,981,067
Payable for capital shares redeemed	118,328
Payable to Advisor (Note 3)	309,951
Payable to administrator (Note 3)	25,140
Accrued distribution and service plan fees (Note 3)	15,153
Other accrued expenses	9,845
TOTAL LIABILITIES	3,459,484

NET ASSETS	$221,394,908

Net assets consist of:
Paid-in capital	$194,336,725
Accumulated net realized losses from security transactions	(20,625,181)
Net unrealized appreciation on investments	47,683,364
NET ASSETS	$221,394,908

PRICING OF CLASS R SHARES
Net assets applicable to Class R shares	$82,560,000
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	2,890,929
Net asset value and offering price per share (a) (Note 1)	$28.56

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$138,834,908
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,840,464
Net asset value and offering price per share (a) (Note 1)	$28.68

(a)	Redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Statement of Operations
For the Year Ended February 28, 2011
INVESTMENT INCOME
Dividends	$1,754,316
Interest	20
TOTAL INVESTMENT INCOME	1,754,336

EXPENSES
Investment advisory fees (Note 3)	1,754,719
Mutual fund services fees (Note 3)	263,548
Distribution and service plan expense - Class R (Note 3)	201,800
Custodian and bank service fees	31,343
Compliance service fees and expenses (Note 3)	24,769
Registration fees - Common	13,160
Registration fees - Class R	5,405
Registration fees - Class I	4,385
Professional fees	22,056
Trustees' fees and expenses	21,310
Insurance expense	17,285
Postage and supplies	11,000
Other expenses	21,020
TOTAL EXPENSES	2,391,800
Fee reductions by the Advisor (Note 3)	(1,282)
NET EXPENSES	2,390,518

NET INVESTMENT LOSS	(636,182)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	16,100,041
Net change in unrealized appreciation/depreciation on investments	34,798,057
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	50,898,098

NET INCREASE IN NET ASSETS FROM OPERATIONS	$50,261,916

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Statements of Changes in Net Assets
	Year		Year
	Ended		Ended
	February 28,		February 28,
	2011		2010
FROM OPERATIONS
Net investment income (loss)	$(636,182)		$195,167
Net realized gains (losses) from security transactions	16,100,041		(2,481,403)
Net change in unrealized appreciation/depreciation on investments	34,798,057		62,585,798
Net increase in net assets from operations	50,261,916		60,299,562

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class R	(13,156)		(24,103)
From net investment income, Class I	(20,599)		(137,412)
Decrease in net assets from distributions to shareholders	(33,755)		(161,515)

FROM CAPITAL SHARE TRANSACTIONS
CLASS R
Proceeds from shares sold	22,147,879		17,963,487
Reinvestment of distributions to shareholders	13,150		24,101
Proceeds from redemption fees collected (Note 1)	615		2,133
Payments for shares redeemed	(46,970,811)	(a)	(16,362,664)
Net increase (decrease) in net assets from Class R capital share transactions	(24,809,167)		1,627,057

CLASS I
Proceeds from shares sold	62,742,322	(a)	20,121,062
Reinvestment of distributions to shareholders	18,677		110,398
Proceeds from redemption fees collected (Note 1)	957		23
Payments for shares redeemed	(17,641,046)		(7,229,483)
Net increase in net assets from Class I capital share transactions	45,120,910		13,002,000

TOTAL INCREASE IN NET ASSETS	70,539,904		74,767,104

NET ASSETS
Beginning of year	150,855,004		76,087,900
End of year	$221,394,908		$150,855,004

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
INCOME	$-		$33,652

SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS R
Shares sold	893,312		1,002,449
Shares issued in reinvestment of distributions to shareholders	538		1,140
Shares redeemed	(2,059,725)		(904,518)
Net increase (decrease) in shares outstanding	(1,165,875)		99,071
Shares outstanding, beginning of year	4,056,804		3,957,733
Shares outstanding, end of year	2,890,929		4,056,804

CLASS I
Shares sold	2,669,397		1,037,119
Shares issued in reinvestment of distributions to shareholders	761		5,215
Shares redeemed	(727,780)		(391,589)
Net increase in shares outstanding	1,942,378		650,745
Shares outstanding, beginning of year	2,898,086		2,247,341
Shares outstanding, end of year	4,840,464		2,898,086

(a) Includes an exchange of shares from Class R to Class I of $30,174,229.

See accompanying notes to financial statements.

Veracity Small Cap Value Fund - Class R
Financial Highlights
Per share data for a share outstanding throughout each year:
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	February 28,		February 28,		February 28,		February 29,		February 28,
	2011		2010		2009		2008		2007

Net asset value at beginning of year	$21.67		$12.26		$20.92		$26.79		$26.01

Income (loss) from investment operations:
Net investment income (loss)	(0.14)		0.01		0.13		0.03		0.03
Net realized and unrealized gains (losses) on investments	7.03		9.41		(8.66)		(4.05)		2.18
Total from investment operations	6.89		9.42		(8.53)		(4.02)		2.21

Less distributions:
From net investment income	(0.00)	(a)	(0.01)		(0.13)		(0.03)		(0.03)
From net realized gains on investments	-		-		-		(1.81)		(1.40)
Return of capital	-		-		(0.00)	(a)	(0.01)		-
Total distributions	(0.00)	(a)	(0.01)		(0.13)		(1.85)		(1.43)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Net asset value at end of year	$28.56		$21.67		$12.26		$20.92		$26.79

Total return (b)	31.82%		76.80%		(40.91% )		(15.81% )		8.46%

Net assets at end of year (000's)	$82,560		$87,928		$48,510		$91,731		$116,883

Ratio of net expenses to average net assets	1.50%	(c)	1.50%	(c)	1.50%	(c)	1.50%	(d)	1.50%	(c)

Ratio of net investment income (loss) to average net assets	(0.50% )		0.06%		0.70%		0.06%	(d)	0.08%

Portfolio turnover rate	52%		69%		86%		92%		106%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent fee reductions and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.50%, 1.54%, 1.56% and 1.56% for the years ended February 28, 2011, 2010, 2009 and 2007, respectively.

(d)
Absent the recoupment of previous fee reductions and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.49% and the ratio of net investment income to average net assets would have been 0.07% for the year ended February 29, 2008.

See accompanying notes to financial statements.

Veracity Small Cap Value Fund - Class I
Financial Highlights
Per share data for a share outstanding throughout each year:
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	February 28,		February 28,		February 28,		February 29,		February 28,
	2011		2010		2009		2008		2007

Net asset value at beginning of year	$21.71		$12.27		$20.97		$26.85		$26.04

Income (loss) from investment operations:
Net investment income (loss)	(0.05)		0.05		0.18		0.07		0.08
Net realized and unrealized gains (losses) on investments	7.02		9.44		(8.69)		(4.03)		2.20
Total from investment operations	6.97		9.49		(8.51)		(3.96)		2.28

Less distributions:
From net investment income	(0.00)	(a)	(0.05)		(0.18)		(0.07)		(0.07)
From net realized gains on investments	-		-		-		(1.81)		(1.40)
Return of capital	-		-		(0.01)		(0.04)		-
Total distributions	(0.00)	(a)	(0.05)		(0.19)		(1.92)		(1.47)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	-		0.00	(a)	-

Net asset value at end of year	$28.68		$21.71		$12.27		$20.97		$26.85

Total return (b)	32.13%		77.33%		(40.79% )		(15.57% )		8.72%

Net assets at end of year (000's)	$138,835		$62,927		$27,578		$50,456		$74,583

Ratio of net expenses to average net assets	1.25%	(c)	1.25%	(c)	1.24%	(c)	1.25%	(d)	1.25%	(c)

Ratio of net investment income (loss) to average net assets	(0.25% )		0.31%		0.95%		0.31%	(d)	0.33%

Portfolio turnover rate	52%		69%		86%		92%		106%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent fee reductions and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.25%, 1.29%, 1.30% and 1.31% for the years ended February 28, 2011, 2010, 2009 and 2007, respectively.

(d)
Absent the recoupment of previous fee reductions and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.24% and the ratio of net investment income to average net assets would have been 0.32% for the year ended February 29, 2008.

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Notes to Financial Statements
February 28, 2011

1.	Organization and Significant Accounting Policies
The Veracity Small Cap Value Fund (the “Fund”) is a diversified series of Veracity Funds (the “Trust”), an open-end management investment company established under the laws of Delaware by the filing of a Certificate of Trust dated December 29, 2003.  The public offering of Class R shares and Class I shares commenced on March 30, 2004 and July 7, 2005, respectively.

The investment objective of the Fund is long-term capital growth.

The Fund’s two classes of shares, Class R and Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and required investment minimums. Class R shares are subject to a distribution (12b-1) fee at the annual rate of 0.25% of the Fund’s average daily net assets allocable to Class R shares and require a $25,000 initial investment, whereas Class I shares are not subject to distribution fees and require a $250,000 initial investment.

In December 2010, Integrity Asset Management, LLC (the “Advisor”), the investment advisor to the Fund, was acquired by Munder Capital Management.  As a result of the acquisition, the agreement for investment advisory services between the Advisor and the Fund terminated.  In anticipation of the acquisition, the Board of Trustees, on behalf of the Fund, approved an interim agreement for investment advisory services (the “Interim Agreement”) with the Advisor.  The terms of the Interim Agreement, including the amount of compensation payable to the Advisor, are substantially identical to those of the recently terminated agreement for investment advisory services except that (i) the Interim Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days' written notice, and (iii) the compensation earned by the Advisor under the Interim Agreement will be held in an escrow account until Fund shareholders either approve a new investment advisory agreement with the Advisor or approve a plan of reorganization that calls for the Fund to be reorganized into the Munder Small-Cap Value Fund, after which the amount in the escrow account plus interest will be paid to the Advisor. If Fund shareholders do not approve either a new investment advisory agreement with the Advisor or the plan of reorganization, the Advisor will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

On December 28, 2010, the Board of Trustees of the Fund approved a plan of reorganization that calls for the Fund to be merged into the Munder Small-Cap Value Fund (the “Munder Fund”), a series of Munder Series Trust.  The Fund and the Munder Fund have substantially similar investment objectives and principal investment strategies.  The reorganization of the Fund is subject to shareholder approval.  Shareholders of the Fund, as of March 7, 2011 (the “Record Date”), were eligible to vote at the Special Meeting of Shareholders.  All shareholders as of the Record Date received a proxy statement/prospectus that describes the terms of the proposed reorganization.  This Special Meeting took place on April 21, 2011.  The reorganization was approved by shareholders, and, assuming the closing conditions are satisfied, each Fund shareholder will receive shares of the Munder Fund, tax-free.  Class R and Class I shareholders of the Fund will receive Class A and Class Y shares, respectively, of the Munder Fund.  The reorganization is expected to occur on May 13, 2011 and the Fund will be considered the survivor for financial reporting purposes.

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

Securities valuation – Common stocks, including REIT’s, that are traded on any stock exchange are generally valued at the last quoted sale price, and when the market is active, will be classified as Level 1 within the fair value hierarchy. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market quotations are not readily available or when the market is not active, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Money Market Funds have been valued at NAV and will be classified as Level 1 of the hierarchy.  Short-term securities (those with maturities of 60 days or less), including repurchase agreements, are valued using amortized cost and are classified within Level 2 of the fair value hierarchy.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type as of February 28, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks	$208,688,094	$-	$-	$208,688,094
Money Market Funds	10,838,833	-	-	10,838,833
Repurchase Agreements	-	1,180,213	-	1,180,213
Total	$219,526,927	$1,180,213	$-	$220,707,140

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by sector type.  The Fund did not have any significant transfers in and out of Level 1 or Level 2 during the year ended February 28, 2011.  There were no Level 3 securities or derivative instruments held in the Fund during the year ended or as of February 28, 2011.

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

Share valuation – The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business.  The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund’s assets attributable to that class, minus liabilities attributable to that class, by the number of shares of that class outstanding.  The offering price and redemption price per share is equal to the net asset value per share, except that shares of each class are subject to a redemption fee of 2% if redeemed within 30 days of purchase.  During the years ended February 28, 2011 and February 28, 2010, proceeds from redemption fees totaled $615 and $2,133, respectively, for Class R shares and $957 and $23, respectively, for Class I shares.

Security transactions and investment income – Security transactions are accounted for on trade date.  Cost of securities sold is determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.  When a dividend is paid by a REIT owned by the Fund, the Fund recognizes ordinary income for the amount of the dividend on “ex-date.”  When the REITs make their annual determination as to the classification of the dividends the reclassifications are recorded by the Fund accordingly.

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December.  The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

		Ordinary
	Years Ended	Income

Class R	February 28, 2011	$13,156

	February 28, 2010	$24,103

Class I	February 28, 2011	$20,599

	February 28, 2010	$137,412

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Class specific expenses are charged directly to the class incurring the expense.  Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Repurchase agreements – The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.  Repurchase agreements may be deemed to be loans by the Fund.  The Fund’s policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement.  If the seller defaults and the fair value of the collateral declines, then realization of the collateral by the Fund may be delayed or limited.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% (effective January 1, 2011) of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2011:

Cost of portfolio investments	$174,080,687

Gross unrealized appreciation	52,192,649
Gross unrealized depreciation	(5,566,196)

Net unrealized appreciation	$46,626,453
Capital loss carryforwards	(19,568,270)

Accumulated earnings	$27,058,183

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to timing differences in the recognition of capital gains or losses under income tax regulations and GAAP.  These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

As of February 28, 2011, the Fund had capital loss carryforwards of $19,568,270, of which $3,523,296 expires February 28, 2017 and $16,044,974 expires February 28, 2018.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended February 28, 2011, the Fund utilized $15,719,213 of capital loss carryforwards to offset current year realized gains.

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

For the year ended February 28, 2011, the Fund reclassified $103 of distributions in excess of net investment income and $636,182 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the Fund’s tax positions and concluded that no provisions for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s tax returns for all open tax years.  The Fund recognizes interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations.  During the year ended February 28, 2011, the Fund did not incur any interest or penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended February 29, 2008 through February 28, 2011.

Contingencies and commitments – The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

2.	Investment Transactions
During the year ended February 28, 2011, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $101,365,929 and $87,502,387, respectively.

3.	Transactions with Affiliates
Certain Trustees and officers of the Trust are affiliated with the Advisor, or with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT
Under the terms of the Interim Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.  The terms of the Interim Agreement are substantially identical to those of the recently terminated agreement for investment advisory services except that (i) the Interim Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days' written notice, and (iii) the compensation earned by the Advisor under the Interim Agreement will be held in an escrow account until Fund shareholders either approve a new investment advisory agreement with the Advisor or approve a plan of reorganization that calls for the Fund to be reorganized into the Munder Small-Cap Value Fund, after which the amount in the escrow account plus interest will be paid to the Advisor. If Fund shareholders do not approve either a new investment advisory agreement with the Advisor or the plan of reorganization, the Advisor will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

in escrow); or (2) the total amount in the escrow account (plus interest earned).  The Interim Agreement took effect on December 31, 2010.

Upon the effective date of the Interim Agreement all advisory fee reductions and/or expense reimbursements that were incurred during the term of the previous agreement for investment advisory services terminated.  The Advisor has contractually agreed for the term of the Interim Agreement to reduce its advisory fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund’s total annual expense ratio at no greater than 1.50% for Class R shares and 1.25% for Class I shares.  Pursuant to this contractual arrangement any advisory fee reductions and/or expense reimbursements, on behalf of the Fund, are recoverable, but only if they are recovered during the period of the Interim Agreement, and only if such recovery will not cause the Fund’s expense ratio with respect to Class R and Class I shares to exceed 1.50% and 1.25%, respectively.  As of February 28, 2011, there were no amounts recoverable.

Trustees who are not affiliated with the Advisor receive compensation from the Fund.  Trustees who are affiliated with the Advisor receive no compensation from the Fund.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement, Ultimus provides administrative, fund accounting and pricing, and transfer agent and shareholder services to the Fund.  For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% of the Fund’s average daily net assets, subject to a minimum monthly fee of $6,500.  In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

SERVICE PLAN AND AGREEMENT
The Trust has adopted a Service Plan and Agreement for Class R shares, pursuant to which the Fund pays the Advisor a monthly fee for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets allocable to Class R shares.  The Advisor, in turn, may pay such fees to third parties for eligible services provided by those parties to Class R shareholders.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement, UFD provides distribution services and serves as principal underwriter to the Fund.  For the year ended February 28, 2011, UFD received $6,000 for its services under the Distribution Agreement.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement, Drake Compliance, LLC (“Drake”) provides ongoing regulatory compliance consulting, monitoring and reporting services for the Trust.  In addition, a principal of Drake serves as the Trust’s Chief Compliance Officer as required by Rule 38a-1 under the Investment Company Act of 1940.  For these services, Drake receives $2,000 per month from the Fund.  In addition, the Fund reimburses certain out-of-pocket expenses incurred by Drake including, but not limited to, postage and supplies and travel expenses.

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

PRINCIPAL HOLDERS OF FUND SHARES
As of February 28, 2011, Wilmington Trust Retirement Company, P.O. Box 52129, Phoenix, AZ 85072-2129 and Charles Schwab & Company Inc., 101 Montgomery Street, San Francisco, CA 94104-4151, owned of record 28% and 25%, respectively, of the Fund’s outstanding Class I shares.

4.	Subsequent Events
The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

5.	New Pronouncements
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  In general, the provisions of the Act will be effective for the Fund’s fiscal year ending February 28, 2012.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  Relevant information regarding the impact of the Act on the Fund, if any, will be included in next year’s annual report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Veracity Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veracity Funds, comprising the Veracity Small Cap Value Fund (the “Fund”), as of February 28, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where a reply from brokers was not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, shareholders approved the reorganization of the Fund on April 21, 2011.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
April 28, 2011

Veracity Small Cap Value Fund
Results of Special Shareholder Meeting (Unaudited)

On April 21, 2011, a Special Meeting of Shareholders of the Fund was held for the purpose of voting on the following Proposals:

Proposal 1:  To approve or disapprove an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Veracity Fund by the Munder Small-Cap Value Fund (“Munder Fund”), a diversified series of Munder Series Trust (“MST”), an open-end management investment company, in exchange for shares of the Munder Fund and the assumption by the Munder Fund of all liabilities of the Veracity Fund and (b) the subsequent liquidation, termination, and dissolution of the Veracity Fund.

The total number of shares of the Fund present in person or by proxy was 4,111,147, which represented 53.09% of the shares entitled to vote at the meeting.

Proposal 1 was approved by shareholders. The results of the voting were as follows:

Number of Shares
For	Against	Abstain
3,640,485	2,044	468,617

Proposal 2:  To approve or disapprove of an investment advisory agreement between the Veracity Trust and Integrity Asset Management, LLC on behalf of the Veracity Fund.

Proposal 2 was approved by shareholders. The results of the voting were as follows:

Number of Shares
For	Against	Abstain
3,550,390	92,140	468,617

Veracity Small Cap Value Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  All mutual funds have operating expenses.  As a shareholder of the Fund, you may incur two types of costs:  (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the tables are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2010) and held until the end of the period (February 28, 2011).

The tables that follow illustrate the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not impose any sales loads.  However, a redemption fee of 2% is applied on the sale of shares (sold within 30 days of the date of their purchase) and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.  The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Veracity Small Cap Value Fund
About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including annualized expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Class R
	Beginning Account Value Sept. 1, 2010	Ending Account Value Feb. 28, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 1,366.80	$8.80
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,017.36	$7.70
* Expenses are equal to Class R’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Class I
	Beginning Account Value Sept. 1, 2010	Ending Account Value Feb. 28, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 1,368.60	$7.34
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.60	$6.26
* Expenses are equal to Class I’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Other Information (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  The filings are available free of charge, upon request, by calling 1-866-896-9292.  Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov.

Veracity Small Cap Value Fund
Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Fund during the fiscal year ended February 28, 2011.  Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate up to a maximum amount of $33,755 as taxed at a maximum rate of 15%.

Veracity Small Cap Value Fund
Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust's affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The officers have been elected for an annual term.  The following are the Trustees and executive officers of the Trust:

Interested Trustee
Name, Age & Address	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Directorships of Public Companies Held by Trustee
Matthew G. Bevin* 401 West Main Street, Suite 2100 Louisville, KY 40202 Age: 44	Trustee, President	Indefinite Since December 2003	Chief Executive Officer and Principal, Integrity Asset Management, LLC, investment Advisor to the Trust, since 2003. BA degree from Washington & Lee University (1989).	1	None

* Mr. Bevin is considered an “Interested” Trustee of the Trust because of his affiliation with the Advisor.

Veracity Small Cap Value Fund
Board of Trustees and Executive Officers (Unaudited) (Continued)

Disinterested (Independent) Trustees
Name, Age & Address	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Directorships of Public Companies Held by Trustee
David L. Eager 4404 Rivermist Way Louisville, KY 40222 Age: 68	Trustee	Indefinite Since March 2004	Partner with Eager, Davis & Holmes LLC, since January 2003. Partner with Parks & Eager Mountain Properties (home builders and developers). BA in economics from The Ohio State University (1964). MBA from Western Michigan University (1974).	1	The Caldwell & Orkin Funds, Inc. (registered management investment company)
Michael J. Minnaugh 2025 Windsor Drive Oak Brook, IL 60523 Age: 51	Trustee	Indefinite Since March 2004
Chief Investment Officer, Vice President Treasury Services for Advocate Health Care, since August 2010.  From February 2010 through August 2010, Chief Financial Officer for Corus Bankshares, Inc. (a bank holding company).  From October 2008 to February 2010, Partner with Tatum LLC (executive services firm).  From April 2007 to October 2008, Consultant with The Financial Group (insurance company). Formerly Treasurer of The Cleveland Clinic Foundation, a non-profit foundation, from October 2002 through January 2007. BS/BA degree from John Carroll University (1982). Certified Public Accountant, Ohio (1984) (inactive).
				1	None
Darlene V. Pinnock 1145 17th Street NW Washington, DC 20036 Age: 50	Trustee	Indefinite Since March 2004	Director of Investments for the National Geographic Society, a non-profit science and educational organization, since November 1997. BS degree from Drexel University, Philadelphia, PA (1982). MBA from Howard University, Washington, DC (1991).	1	None

Veracity Small Cap Value Fund
Board of Trustees and Executive Officers (Unaudited) (Continued)

Executive Officers
Name, Age & Address	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Age: 49	Treasurer, Chief Financial Officer	Since March 2004
Managing Director, Ultimus Fund Solutions, LLC, Cincinnati, OH, transfer agent, fund accountant and administrator to the Trust; Managing Director, Ultimus Fund Distributors, LLC, principal underwriter to the Trust.

John F. Splain 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Age: 54	Secretary	Since March 2004
Managing Director, Ultimus Fund Solutions, LLC, Cincinnati, OH, transfer agent, fund accountant and administrator to the Trust; Managing Director, Ultimus Fund Distributors, LLC, principal underwriter to the Trust.

Daniel G. Bandi 401 West Main Street, Suite 2100 Louisville, KY 40202 Age: 46	Vice President	Since March 2004
Senior Portfolio Manager at Munder Capital Management, since January 2011.  From June 2003 through December 31, 2010, Chief Investment Officer, Value Equities and Principal, Integrity Asset Management, LLC.  BA Economics from University of Pittsburgh (1987).  MBA East Texas State University (1990).  Chartered Financial Analyst (1994).

Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Age: 54	Vice President	Since March 2004
Managing Director, Ultimus Fund Solutions, LLC, Cincinnati, OH, transfer agent, fund accountant and administrator to the Trust; Managing Director, Ultimus Fund Distributors, LLC, principal underwriter to the Trust.

David D. Jones 395 Sawdust Road, Suite 2137 The Woodlands, TX 77380 Age: 53	Chief Compliance Officer	Since September 2004	Managing member of Drake Compliance, LLC (a compliance consulting firm) since January 2004. Attorney, David Jones & Associates, P.C. (a law firm) since January 1998.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”).  To obtain a free copy of the SAI, please call 1-866-896-9292.

Veracity Small Cap Value Fund
Approval of Interim Investment Advisory Agreement
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved an Interim Investment Advisory Agreement with the Advisor (“Interim Agreement”).  Approval took place at a meeting held on December 28, 2010, at which all of the Independent Trustees were present in person.

The Independent Trustees were advised by independent counsel of their fiduciary obligations in determining whether to approve the Interim Agreement, and the Independent Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Interim Agreement and whether the Agreement is in the best interests of the Fund and its shareholders.  The Trustees reviewed:  (1) the nature, quantity and quality of the services provided under the Agreement; (2) the investment performance of the Fund and the Advisor; (3) the cost of services provided and the profits realized by the Advisor and any affiliates from their relationships with the Fund and the financial strength of the Advisor; (4) the extent to which the Advisor realizes economies of scale as the Fund grows larger; (5) whether fee levels reflect such economies of scale for the benefit of shareholders; (6) whether and how the Independent Trustees relied on comparisons of services to be rendered to and fees to be paid by the Fund with the services provided by and the fees paid to other investment advisers or the services provided to and the fees paid by other clients of the Advisor; and (7) any ancillary benefits derived or to be derived by the Advisor from its relationship with the Fund, such as soft dollar arrangements.  The Independent Trustees reviewed the background, qualifications, education and experience of the Advisor’s investment and operational personnel.  The Independent Trustees also discussed and considered the quality of administrative and other services provided to the Fund, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs.  The Independent Trustees reviewed the terms of the Interim Agreement, noting that it is substantially similar to the current Investment Advisory Agreement, except that the Interim Agreement contains the following provisions: a maximum term of 150 days; a provision that the Trustees or a majority of the Fund's outstanding voting securities may terminate the Interim Agreement at any time without penalty on 10 days' written notice; and a provision that the compensation earned by Advisor under the Interim Agreement will be held in an interest-bearing escrow account until Fund shareholders approve the plan of reorganization, after which the amount in the escrow account, plus any interest, will be paid to the Advisor or, in the alternative, if shareholders do not approve the plan of reorganization, the Advisor will be paid the lesser of the costs incurred in performing its obligations under the Interim Agreement or the total amount in the escrow account, plus any interest. The Independent Trustees were advised by experienced independent counsel throughout the process.  Prior to voting, the Independent Trustees reviewed the Interim Agreement with management and also met in a private session at which no representatives of the Advisor were present.

Veracity Small Cap Value Fund
Approval of Interim Investment Advisory Agreement
(Unaudited) (Continued)

The Independent Trustees considered the responsibilities of the Advisor under the Interim Agreement and the compensation payable to the Advisor.  They noted that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.

In their review of the quality of services provided by the Advisor the Independent Trustees reviewed biographical information on the Advisor’s key personnel, in particular the investment management and compliance team.  The Independent Trustees considered the roles of each person as well as their relevant experience in the financial services industry.

The Independent Trustees reviewed the financial condition of the Advisor and they reviewed a balance sheet for Munder Capital Management.  The Trustees further considered the Advisor’s financial condition following acquisition of the Advisor by Munder Capital Management, noting that the Advisor will be part of a much larger complex with considerably more assets under management.   The Independent Trustees concluded that the Advisor is financially capable of satisfying its obligations under the Interim Agreement.

The Independent Trustees reviewed an analysis showing the advisory fees paid to the Advisor during each of the past six fiscal years, both before and after fee reductions.  They noted that, based on the Fund’s current net assets, the Advisor is close to collecting its full advisory fee after meeting its obligations under the Expense Recapture Agreement.

The Independent Trustees reviewed the performance of the Fund over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds.  The Independent Trustees concluded that the investment performance of the Fund was favorable overall compared to its benchmark (Russell 2000 Value Index) and to comparable mutual funds and the performance of the Advisor’s non-fund small capitalization clients appeared to be generally consistent with the Fund’s performance record.

The Independent Trustees reviewed the Fund’s brokerage practices and discussed the Advisor’s “soft dollar” relationships.  The Independent Trustees discussed the research received by the Advisor and the benefits derived by the Fund as a result of these soft dollar relationships.  They also reviewed the average commission rates paid by the Fund and discussed the percentage of Fund trades being directed for soft dollar credits.  The Independent Trustees also found that the average commission rate paid by the Fund has continued to decline.

Veracity Small Cap Value Fund
Approval of Interim Investment Advisory Agreement
(Unaudited) (Continued)

The Independent Trustees reviewed information comparing the rate of the advisory fee paid by the Fund and the Fund’s total expense ratio to average advisory fees and total expense ratios for all equity funds classified by Morningstar as small-cap value funds.  The Independent Trustees also reviewed the fees charged by the Advisor to its non-fund clients.

After having received the Advisor’s proposal for the approval of the Interim Agreement and reviewing the information provided to them in executive session with independent counsel, the Independent Trustees concluded that:  (i) based on both short-term and long-term performance of the Fund and the other services provided under the Interim Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believe that the Advisor has provided quality services to the Fund as compared to similarly situated funds; (ii) although the Fund’s advisory fee is higher than the average of comparably managed funds, they believe fees paid to the Advisor are in line with the services provided to the Fund; and (iii) shareholders are being provided a high-quality investment option at a total expense ratio that compares favorably to other comparably managed funds and the Independent Trustees considered the Advisor’s commitment to continue to limit the expenses of the Fund pursuant to an expense limitation agreement.  The Independent Trustees decided that, at the present time, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale.  As part of their discussion on economies of scale, the Independent Trustees considered the capacity constraints of the Advisor’s small cap strategy.  The Independent Trustees did note that, if the Fund begins to experience significant growth in its assets, it may become necessary for the Advisor to consider adding fee breakpoints at some future point.  The Independent Trustees also considered the “fallout benefits” to the Advisor, including soft dollar relationships, noting that the Trustees had determined that, given the amounts involved, fallout benefits were secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.  Additionally, it was noted that the Advisor has, for much of the Fund’s existence, including during the most recently completed fiscal year, subsidized the Fund with fee reductions and/or expense reimbursements in order to ensure that the Fund’s total operating expenses remained competitive.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Interim Agreement.  Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to approve an Interim Agreement with the Advisor.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Michael J. Minnaugh.  Mr. Minnaugh is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $16,500 and $16,500 with respect to the registrant’s fiscal years ended February 28, 2011 and 2010, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,750 and $2,750 with respect to the registrant’s fiscal years ended February 28, 2011 and 2010, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended February 28, 2011 and 2010, aggregate non-audit fees of $2,750 and $2,750, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended February 28, 2011 and 2010, aggregate non-audit fees of $27,345 and $17,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procdures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Veracity Funds

By (Signature and Title)*		/s/ Matthew G. Bevin
Matthew G. Bevin, President

Date	May 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Matthew G. Bevin
Matthew G. Bevin, President

Date	May 3, 2011

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	May 3, 2011

* Print the name and title of each signing officer under his or her signature.